Exhibit 10.1
LOCKHEED MARTIN CORPORATION
EXECUTIVE SEVERANCE PLAN
(As Amended and Restated Effective December 1, 2016)

Amendment No. 4

Lockheed Martin Corporation wishes to revise the Lockheed Martin Corporation Executive Severance Plan (the “Plan”) to reflect certain changes to severance benefits available under the Plan and to make certain clarifications. Accordingly, the Plan is revised as follows, effective as of the date this amendment is executed, unless otherwise indicated below.

1. Any reference in the Plan to “Senior Vice President, Human Resources” shall be replaced with
“Senior Vice President, Chief Human Resources Officer.”

2. Section 1(q) of the Plan is amended and restated in its entirety to read as follows:

(q) Prorated Bonus Equivalent – With respect to an Eligible Employee who is a participant in the MICP, the Attorney Incentive Plan, or the Lockheed Martin Corporation Cyber Compensation Plan, or, with respect to Eligible Employees who are not Officers, other annual incentive plan that is designated by the Senior Vice President, Chief Human Resources Officer in their sole discretion, an amount equal to (i) an Eligible Employee's Base Pay multiplied by the target percentage assigned to the Eligible Employee under the applicable annual incentive plan, or, with respect to an Eligible Employee who is a participant in the Lockheed Martin Corporation Employee Annual Incentive Plan, or, with respect to Eligible Employees who are not Officers, other annual incentive plan that is designated by the Senior Vice President, Chief Human Resources Officer in their sole discretion, an amount equal to (ii) an Eligible Employee's Base Pay multiplied by the business area award percentage at 100 percent and the applicable individual target percentage under the applicable annual incentive plan and (iii) then multiplying the product obtained under (i) or (ii), as applicable, by the number of weeks in the Plan Year in which the Executive Layoff Event occurs for which the Eligible Employee was paid by the Company for at least one day. For the purposes of this Section 1(q), no week may be counted twice. For the avoidance of doubt, (I) no Eligible Employee who, at the time of the Executive Layoff Event, works for Lockheed Martin Investment Management Company and is a participant in the Lockheed Martin Investment Management Company Incentive Compensation Plan (the “LMIMCO Plan”) will receive a Prorated Bonus Equivalent under the Plan; rather, any bonus payable under the LMIMCO Plan will be governed by the terms of the LMIMCO Plan; and (II) no Eligible Employee who receives a Pro Rata Bonus Equivalent under the Plan will be eligible to receive any payment under the applicable annual incentive plan for the year in which the Executive Layoff Event Occurs.

3. Effective for Executive Layoff Events after August 23, 2022, Section 5(a) of the Plan is amended and restated in its entirety to read as follows:

(a) Basic Severance Benefit Applicable to Officers. The Basic Severance Benefit payable to an
Eligible Employee who is an Officer shall equal two weeks of such Eligible Employee’s Base Pay.
For the avoidance of doubt, only Officers shall be eligible for the Basic Severance Benefit.

4. Effective for Executive Layoff Events after August 23, 2022, Section 5(b) of the Plan is amended and restated in its entirety to read as follows:

(b) Supplemental Severance Benefit. The following Supplemental Severance Benefits, which may be in addition to the Basic Severance Benefit for Eligible Employees identified in Section 5(a),

are available only to Eligible Employees who execute (i) a valid and binding written release of the
Company and its directors, officers and Employees of claims of any kind or nature in respect of the Employee’s employment with the Company and any predecessor employer (and each of their affiliates) in the form supplied by the Company (“Release”); and do not revoke any such Release within any revocation period provided for in the Release, and, (ii) except where prohibited under applicable law, a Post-Employment Conduct Agreement substantially in the form attached to the Plan as Exhibit A.1 (for Officers) or A.2 (for Eligible Employees who are not Officers) and as amended to reflect specific jurisdictional or other requirements (“PECA”); provided such Release and PECA are executed no earlier than the date of the Eligible Employee’s Termination of Employment; and provided further that such executed Release and PECA are received by the Company by the later of (i) 45 days after they are provided to the Eligible Employee and (ii) the date of the Eligible Employee’s Termination of Employment.

(i) For the Chief Executive Officer – a lump sum payment equal to the sum of 2.99 times
Annual Base Pay plus 2.99 times Full Bonus Equivalent plus Follow-on Benefits.

(ii) For an Officer other than the Chief Executive Officer – a lump sum payment equal to the sum of Annual Base Pay plus Full Bonus Equivalent plus Follow-on Benefits.

(iii) For an Eligible Employee under Section 3(a)(ii) or (iii) who is not an Officer on the date of the Eligible Employee’s Executive Layoff Event – a lump sum payment equal to the sum of:
(a) An amount of the Eligible Employee’s Annual Base Pay, determined as follows:

(1) For a Level 8 Employee (or Eligible Employee under Section
3(a)(iii) who was an Officer or Level 8 Employee within the 6-month period specified within such subsection), 1.00 times Annual Base Pay;
or

(2) For a Level 7 Employee (or Eligible Employee under Section
3(a)(iii) who was a Level 7 Employee within the 6-month period specified within such subsection), 0.75 times Annual Base Pay;

plus

(b) the Eligible Employee’s Pro Rata Bonus Equivalent, provided that in order to be eligible for payment of Pro Rata Bonus Equivalent, the Eligible
Employee must be employed on a full time basis during the first calendar quarter of the Plan Year in which the Eligible Employee’s Executive Layoff
Event occurs with a termination date no earlier than April 1 of such Plan
Year; plus

(c) Follow-on Benefits.

(iv) In addition to the applicable amount specified in Section (b) (i), (ii), or (iii) above, an
Eligible Employee who is receiving a Supplemental Severance Benefit also will be eligible to receive (a) outplacement services for one year; and (b) if the Eligible Employee relocated in order to fill the position held by the Eligible Employee at the time of the Executive Layoff
Event, they will also be eligible for relocation services in accordance with CRX-538;
provided that if such Eligible Employee is not an Officer, in order to receive such benefit, they must have relocated pursuant to CRX-538 within the 24-month period prior to the

Executive Layoff Event.

5. Effective for Executive Layoff Events after August 23, 2022, Section 5(c) of the Plan is amended and restated in its entirety to read as follows:

(c) Timing of Payment of Severance Benefit The amount of the Severance Benefit payable under Section 5(a) and Section 5 (b)(i), (ii) or (iii) above will be paid in a lump sum, less applicable tax withholdings as follows:

(i) In the case of payment of a Basic Severance Benefit payable under Section 5(a)
above, within 90 days following the Eligible Employee’s Executive Layoff Event, but in no
event later than the March 15 immediately following the year in which the Eligible
Employee’s Executive Layoff Event occurred; and

(ii) In the case of payment of a Supplemental Severance Benefit payable under Section 5(b)(i), (ii) or (iii) above, within 90 days following the Eligible Employee’s (a) Executive Layoff Event, and (b) execution of a release of claims and the expiration of any applicable revocation period thereunder following such Executive Layoff Event, but in no event later than the March 15 immediately following the year in which the Eligible Employee’s Executive Layoff Event occurs. Outplacement and relocation expenses paid as part of the Supplemental Severance Benefit will be provided by a third party provider selected by the Company. Outplacement or relocation expenses will be paid by the Company to the third party providing the services following billing to the Company and must be incurred no later than December 31 of the second year following the year in which the Eligible Employee’s Executive Layoff Event occurred and paid by the Company no later than December 31 of the third year following the year in which the Eligible Employee’s termination of employment occurred. To the extent that (i) Internal Revenue Code Section 409A applies to any payment under this Plan, and (ii) the employee is required to sign a release of claims or noncompetition agreement in order to receive payment, payments under this Plan shall be made no later than 90 days following the Executive Layoff Event; provided that if the payment period or period in which the employee may consider whether to sign the release or other agreement spans two taxable years, payment shall be made or shall commence in the later taxable year.

6. Section 6(c) of the Plan is amended and restated in its entirety to read as follows:

(c) If an Eligible Employee dies after their Termination of Employment, but before payment of a Basic Severance Benefit is made, the Basic Severance Benefit will be paid to their estate. If an Eligible Employee dies after they have signed the release of claims and the release of claims is delivered to the Company within the time limit provided in Section 5(b) of the Plan, then the Supplemental Severance Benefit will be paid to their estate in accordance with the timing rules in Section 5(c) of the Plan.

7. Section 10 of the Plan is amended and restated in its entirety to read as follows:

10. Amendment and Termination of Plan. The Plan may be amended, in whole or in part, at any time by action of the Committee or by any authorized delegate, without notice, except that any amendment that would change the eligibility requirements for, or the amount of benefits payable to, Officers under the Plan must be approved by the Committee. The Plan may be terminated by action of the Committee at any time. Upon termination of the Plan, the Company shall have no further liability hereunder, and all Plan benefits (including any amounts payable to Employees who separated from service before the date of Plan termination) shall cease.

8. Exhibit A.1 of the Plan, Post-Employment Conduct Agreement for Elected Officers, and Exhibit A.2
of the Plan, Post-Employment Conduct Agreement for Non-Officers, are updated in their entirety in the forms attached hereto.
LOCKHEED MARTIN CORPORATION

By: _/s/ Greg Karol________________
Greg Karol
Senior Vice President
Chief Human Resources Officer

Date: ___8/8/2022_________________

Exhibit A.1
Post-Employment Conduct Agreement for Elected Officers

[PECA will vary by state law and current legal and
professional requirements at time of termination]

[Applicable provisions may be incorporated into the
release of claims agreement in lieu of a separate PECA]

This Post Employment Conduct Agreement dated ____________ (this “PECA”), together with the Release of Claims being entered into contemporaneous with this PECA, is entered into in consideration of the payment (“Severance Payment”) to be made to me under the Lockheed Martin Corporation Executive Severance Plan (“Severance Plan”). By signing below, I agree as follows:

(1) Restrictions Following Termination of Employment.

(a) Covenant Not To Compete – Without the express written consent of the Chief Executive Officer of the Company (or the Committee with respect to the Chief Executive Officer of the Company), during the two-year period following the date of my termination of employment with the Company (“Termination Date”), I will not, directly or indirectly, be employed by, provide services to, or advise a “Restricted Company” (as defined in Section 6 below), whether as an employee, advisor, director, officer, partner or consultant, or in any other position, function or role that, in any such case,

(i) oversees, controls or affects the design, operation, research, manufacture, marketing, sale or distribution of “Competitive Products or Services” (as defined in
Section 6 below) of or by the Restricted Company, or

(ii) would involve a substantial risk that the “Confidential or Proprietary
Information” (as defined in Section 1(c) below) of the Company (including but not limited to technical information or intellectual property, strategic plans, information relating to pricing offered to the Company by vendors or suppliers or to prices charged or pricing contemplated to be charged by the Company, information relating to employee performance, promotions or identification for promotion, or information relating to the Company’s cost base) could be used to the disadvantage of the
Company.

I acknowledge and agree that: (A) enforcement of this PECA pursuant to Sections 1(a)(i) and (ii) is necessary to protect, among other interests, the Company’s trade secrets and other Confidential or Proprietary Information, as defined by Section 1(c); and (B) Sections 1(a)(i) and (ii) shall not apply to me if I am a resident of or work in California, or if I work and/or reside in any other state or jurisdiction that prohibits or otherwise bans such a covenant between the Corporation and me.

To the extent permitted by applicable law, including but not limited to any applicable rules governing attorney conduct (such as the ABA Model Rules of Professional Conduct and state versions thereof), Sections 1(a)(i) and (ii) and Section 1(b) relating to non-solicitation, shall apply to individuals who are employed by the Company in an attorney position and whose occupation during the two-year period following employment with the Company does not include practicing law.

In lieu of Section 1(a)(i) and (ii), as well as Section 1(b) relating to non-solicitation, the following Section 1(a)(iii) shall apply to individuals who are employed by the Company in an attorney position, and whose occupation during the two-year period following employment with the Company includes practicing law.

(iii) Post-employment Activity As a Lawyer – I acknowledge that as counsel to the
Company, I owe ethical and fiduciary obligations to the Company and that at least some of these obligations will continue even after my Termination Date with the
Company. I agree that after my Termination Date I will comply fully with all applicable ethical and fiduciary obligations that I owe to the Company. To the extent permitted by applicable law, including but not limited to any applicable rules governing attorney conduct, I agree that I will not:

a. Represent any client in the same or a substantially related matter in which I represented the Company where the client’s interests are materially adverse to the Company; or

b. Disclose confidential information relating to my representation of the Company, including the disclosure of information that is to the disadvantage of the Company, except for information that is or becomes generally known.

The Company’s Senior Vice President, General Counsel, and Corporate Secretary or the
General Tax Counsel, as applicable, will determine in their discretion whether an individual is employed by the Company in an attorney position.

(b) Non-Solicit – Without the express written consent of the Chief Executive Officer of the Company (or the Committee with respect to the Chief Executive Officer of the
Company), during the two-year period following the Termination Date, I will not (i) cause or attempt to cause, directly or indirectly, the complete or partial loss of any contract in effect before the Termination Date between the Company and any customer, supplier, distributor or manufacturer of or to the Company with which I was responsible, in whole or in part, for soliciting, negotiating, implementing, managing, or overseeing or (ii) induce or attempt to induce, directly or indirectly, any person who is an employee of the Company with whom I worked or interacted within two years prior to the Termination Date to cease employment with the Company in order to perform work or services for any entity other than the Company.

I acknowledge and agree that: (A) the enforcement of this PECA pursuant to Section 1(b)(i) is necessary to protect, among other interests, the Company’s trade secrets and other Confidential or Proprietary Information, as defined by Section 1(c); and (B) Section 1(b)(i) shall not apply to me if I am a resident of or work in California, or if I work and/or reside in any other state or jurisdiction that prohibits or otherwise bans such a covenant between the Corporation and me.

(c) Protection of Proprietary Information – Except to the extent required by law, following my Termination Date, I will have a continuing obligation to comply with the terms of any non-disclosure or similar agreements that I signed while employed by the Company committing to hold confidential the “Confidential or Proprietary Information” (as defined below) of the Company or any of its affiliates, subsidiaries, related companies, joint ventures, partnerships, customers, suppliers, partners, contractors or agents, in each case in accordance with the terms of such agreements. I will not use or disclose or allow the use or disclosure by others to any person or entity of Confidential or Proprietary Information of the Company or others to which I had access or that I was responsible for creating or overseeing during my employment with the Company. In the event I become legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or otherwise) to disclose any proprietary or confidential information, I will immediately notify the Company’s Senior Vice President, General Counsel and Corporate Secretary as to the existence of the obligation and will cooperate with any reasonable request by the Company for assistance in seeking to protect the information. All materials to which I have had access, or which were furnished or otherwise made available to me in connection with my employment with the Company shall be and remain the property of the Company. For purposes of this PECA, “Confidential or Proprietary Information” means trade secrets, as defined by the federal Defend Trade Secrets Act of 2016 and/or applicable state trade secret law, and

Sensitive Information within the meaning of CRX-015 (a copy of which has been made available to me), including but not limited to information that a person or entity desires to protect from unauthorized disclosure to third parties that can provide the person or entity with a business, technological, or economic advantage over its competitors, or which, if known or used by third parties or if used by the person’s or entity's employees or agents in an unauthorized manner, might be detrimental to the person’s or entity's interests. Confidential or Proprietary Information may include, but is not limited to:

(i) existing and contemplated business, marketing and financial business information such as business plans and methods, marketing information, cost estimates, forecasts, financial data, cost or pricing data, bid and proposal information, customer identification, sources of supply, contemplated product lines, proposed business alliances, and information about customers and competitors,

(ii) existing and contemplated technical information and documentation pertaining to technology, know how, equipment, machines, devices and systems, computer hardware and software, compositions, formulas, products, processes, methods, designs, specifications, mask works, testing or evaluation procedures, manufacturing processes, production techniques, research and developmental activities, inventions, discoveries, and improvements, and

(iii) human resources and personnel information.

(d) No disparagement – Following the Termination Date, I will not make any statements, whether verbal or written, that disparage or reasonably may be interpreted to disparage the Company or its directors, officers, employees, technology, products or services with respect to any matter whatsoever.

(e) Cooperation in Litigation and Investigations - Following the Termination Date, I will, to the extent reasonably requested, cooperate with the Company in any pending or future litigation (including alternative dispute resolution proceedings) or investigations in which the Company or any of its subsidiaries or affiliates is a party or is required or requested to provide testimony and regarding which, as a result of my employment with the Company, I reasonably could be expected to have knowledge or information relevant to the litigation or investigation. Notwithstanding any other provision of this PECA, nothing in this PECA shall affect my obligation to cooperate with any governmental inquiry or investigation or to give truthful testimony in court.

(f) Communications with Regulatory Authorities – Nothing in this PECA prohibits or restricts me (or my attorney) from initiating communications directly with, responding to an inquiry from, or providing testimony before the Securities and Exchange Commission or any other federal or state regulatory authority regarding a possible securities law violation.

(g) Notice under the Defend Trade Secrets Act and NLRA – Notwithstanding anything in this PECA to the contrary:

(i) I will not be held criminally or civilly liable under any federal or state trade secret law for any disclosure of a trade secret that is made: (1) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document that is filed under seal in a lawsuit or other proceeding.

(ii) If I file a lawsuit for retaliation by the Company for reporting a suspected violation of law, I may disclose the Company’s trade secrets to my attorney and use the trade secret information in the court proceeding if I (1) file any document containing the trade secret under seal; and (2) do not disclose the trade secret, except pursuant to court order.

(iii) Nothing in this PECA in any way prohibits or is intended to restrict or impede, and shall not be interpreted or understood as restricting or impeding, me from exercising my rights under Section 7 of the National Labor Relations Act (NLRA).

2. Consideration and Release of Claims. I acknowledge and agree that the Severance Payment being made to me is in addition to the payments or benefits that otherwise are or would be owed to me by the Company and that the Severance Benefit being provided to me is in consideration for my entering into this PECA and the Release of Claims attached to this PECA. I acknowledge that the scope and duration of the restrictions in Section 1 are necessary to be effective and are fair and reasonable in light of the value of the payments being made to me. I further acknowledge and agree that as a result of the high level executive and management positions I have held within the Company and the access to and extensive knowledge of the Company's Confidential or Proprietary Information, employees, suppliers and customers, these restrictions are reasonably required for the protection of the Company's legitimate business interests, including, but not limited to, the Company’s Confidential or Proprietary Information.

3. Remedies For Breach of Section 1; Additional Remedies of Clawback and Recoupment.

(a) I agree, upon demand by the Company, to repay the Severance Payment to the Company in the event any of the following occur:

(i) I breach any of the covenants in Section 1;

(ii) The Company determines that either (a) my intentional misconduct or gross negligence, or (b) my failure to report another person’s intentional misconduct or gross negligence of which I had knowledge during the period I was employed by the
Company, contributed to the Company having to restate all or a portion of its financial statements filed for any period with the Securities and Exchange Commission;

(iii) The Company determines that I engaged in fraud, bribery or any other illegal act or that my intentional misconduct or gross negligence (including the failure to report the acts of another person of which I had knowledge during the period I was employed by the Company) contributed to another person’s fraud, bribery or other illegal act, which in any such case adversely affected the Company’s financial position or reputation;

(iv) The Company determines that my intentional misconduct or gross negligence caused severe reputational or financial harm to the Company;

(v) The Company determines that I misappropriated Confidential or Proprietary
Information, as defined in Section 1(c), and I (A) intended to use the misappropriated Confidential or Proprietary Information to cause severe reputational or financial harm to the Company or (B) used the misappropriated Confidential or
Proprietary Information in a manner that caused severe reputational or financial harm to the Company; or

(vi) Under such other circumstances specified by final regulation issued by the
Securities and Exchange Commission entitling the Company to recapture or clawback the Severance Payment.

(b) The remedy provided in Section 3(a) shall not be the exclusive remedy available to the Company for any of the conduct described in Section 3(a) and shall not limit the Company from seeking damages or injunctive relief. For purposes of Section 3(a), a determination by the Company means a determination by the Management Development and Compensation Committee of the Board of Directors of the Company.

4. Injunctive Relief. I acknowledge that the Company’s remedies at law may be inadequate to protect the Company against any actual or threatened breach of the provisions of Section 1 or the conduct described in Section 3(a), and, therefore, without prejudice to any other rights and remedies otherwise available to the Company at law or in equity (including but not limited to, an action under Section 3(a), the Company shall be entitled to injunctive relief in its favor and to specific performance without proof of actual damages and without the requirement of the posting of any bond or similar security.

5. Invalidity; Unenforceability. It is the desire and intent of the parties that the provisions of this PECA shall be enforced to the fullest extent permissible. The covenants in each section of this PECA are independent of any other provisions of this PECA. Each term in this PECA constitutes a separate covenant between the parties, and each term is fully severable from any other term. The parties agree if any particular paragraphs, subparagraphs, phrases, words, or other portions of this PECA are determined by an appropriate court to be invalid or unenforceable as written, they shall be modified as necessary to comport with the reasonable intent and expectations of the parties and in favor of providing reasonable protection to all of the Company’s legitimate business interests, and such modification shall not affect the remaining provisions of this PECA, or if they cannot be modified to be made valid or enforceable, then they shall be severed from this PECA, and all remaining terms and provisions shall remain enforceable.

6. Definitions. Capitalized terms not defined in this PECA have the meaning given to them in the Severance Plan, as applicable. For purposes of this PECA, the following terms have the meanings given below:

(a) “Restricted Company” means The Boeing Company, General Dynamics Corporation, Northrop Grumman Corporation, the Raytheon Technologies Corporation, Honeywell International Inc., BAE Systems Inc., L3Harris Technologies, Inc., Thales, Airbus Group, Inc., Textron, Inc., Leonardo SpA, Leidos Holdings, Inc., Space Exploration Technologies Corp., and (i) any entity directly or indirectly controlling, controlled by, or under common control with any of the foregoing, and (ii) any successor to all or part of the business of any of the foregoing as a result of a merger, reorganization, consolidation, spin-off, split-up, acquisition, divestiture, or similar transaction, or as a result of a name change, and (iii), if the box at the beginning of this Section 6(a) is checked, any entity or business identified in Addendum A to this PECA.

(b) “Competitive Products or Services” means products or services that compete with, or are an alternative or potential alternative to, products sold or services provided by a subsidiary, business area, division or operating unit or business of the Company as of the Termination Date and at any time within the two-year period ending on the Termination Date; provided, that, (i) if I had direct responsibility for the business of, or function with respect to, a subsidiary, or for a business area, division or operating unit or business of the Company at any time within the two-year period ending on the Termination Date, Competitive Products or Services includes the products so sold or the services so provided during that two-year period by the subsidiary, business area, division or operating unit of the Company for which I had responsibility, and (ii) if I did not have direct responsibility for the business of, or function with respect to, a subsidiary, or for a business area, division or operating unit or business of the Company at any time within the two-year period ending on the Termination Date, Competitive Products or Services includes the products so sold or the services so provided by a subsidiary, business area, division or operating unit of the Company for which I had access (or was required or permitted such access in the performance of my duties or responsibilities with the Company) to Confidential or Proprietary Information of the Company at any time during the two-year period ending on the Termination Date.

7. Miscellaneous

(a) The Severance Plan, this PECA with the attached Release of Claims constitute the entire agreement governing the terms of the Severance Payment and supersede all other prior agreements and understandings, both written and oral, between me and the Company or any employee, officer or director of the Company concerning payments on account of my termination of employment.

(b) This PECA shall be governed by Maryland law, without regard to its provisions governing conflicts of law. Any enforcement of, or challenge to, this PECA may only be brought in the United States District Court for the District of Maryland, unless it is determined that such court does not have subject matter jurisdiction, in which case any such enforcement or challenge must be brought in the Circuit Court of Montgomery County in the State of Maryland. Both parties consent to the proper jurisdiction and venue of such court, as applicable, for the purpose of enforcing or challenging this PECA. This Section 7(b) shall not apply to residents of California.

(c) This PECA shall inure to the benefit of the Company’s successors and assigns and may be assigned by the Company without my consent.

(d) The restrictive covenants and other terms in this PECA are to be read consistent with the terms of any other restrictive covenants or other agreements that I have executed with the Company; provided, however, to the extent there is a conflict between/among such agreements, such agreements shall be construed as providing the broadest possible protections to the Company, even if such construction would require provisions of more than one such agreement to be given effect.

SIGNED this _____ day of ____________________, 2___.

_________________________________
(Signature)

__________________________________
(Printed Name)

__________________________________
(Title)

FOR LOCKHEED MARTIN CORPORATION:

_________________________________
(Signature)

__________________________________
(Printed Name)

__________________________________
(Title)

______________________ ____________
(Date)

NOTE: HRBP must scan and upload the executed PECA (and Addendum A, if applicable) to the Executive Action System in order for payments to be processed.
If Addendum A is applicable, be sure to check the box at the beginning of Section 6(a) of the PECA and have Legal review Addendum A.

Addendum A
Additional “Restricted Companies” For Purposes of Section 6(a) of the PECA

Entity Name	Description of the Competitive Business

Exhibit A.2
Post-Employment Conduct Agreement for Non-Officers

[PECA will vary by state law and current legal and
professional requirements at time of termination]

[Applicable provisions may be incorporated into the
release of claims agreement in lieu of a separate PECA]

This Post Employment Conduct Agreement dated ____________ (this “PECA”), together with the Release of Claims being entered into contemporaneous with this PECA, is entered into in consideration of the payment (“Severance Payment”) to be made to me under the Lockheed Martin Corporation Executive Severance Plan (“Severance Plan”). By signing below, I agree as follows:

(1) Restrictions Following Termination of Employment.

(a) Covenant Not To Compete – Without the express written consent of the Senior Vice
President, Chief Human Resources Officer of the Company, during the one-year period following the date of my termination of employment with the Company (“Termination Date”), I will not, directly or indirectly, be employed by, provide services to, or advise a “Restricted
Company” (as defined in Section 6 below), whether as an employee, advisor, director, officer, partner or consultant, or in any other position, function or role that, in any such case,

(i) oversees, controls or affects the design, operation, research, manufacture, marketing, sale or distribution of “Competitive Products or
Services” (as defined in Section 6 below) of or by the Restricted Company, or

(ii) would involve a substantial risk that the “Confidential or Proprietary
Information” (as defined in Section 1(c) below) of the Company (including but not limited to technical information or intellectual property, strategic plans, information relating to pricing offered to the Company by vendors or suppliers or to prices charged or pricing contemplated to be charged by the Company, information relating to employee performance, promotions or identification for promotion, or information relating to the Company’s cost base) could be used to the disadvantage of the
Company.

I acknowledge and agree that: (A) enforcement of this PECA pursuant to Sections 1(a)(i) and (ii) is necessary to protect, among other interests, the Company’s trade secrets and other Confidential or Proprietary Information, as defined by Section 1(c); and (B) Sections 1(a)(i) and (ii) shall not apply to me if I am a resident of or work in California, or if I work and/or reside in any other state or jurisdiction that prohibits or otherwise bans such a covenant between the Corporation and me.

To the extent permitted by applicable law, including but not limited to any applicable rules governing attorney conduct (such as the ABA Model Rules of Professional Conduct and state versions thereof), Sections 1(a)(i) and (ii) and Section 1(b) relating to non-solicitation, shall apply to individuals who are employed by the Company in an attorney position and whose occupation during the one-year period following employment with the Company does not include practicing law.

In lieu of Section 1(a)(i) and (ii), as well as Section 1(b) relating to non-solicitation, the following Section 1(a)(iii) shall apply to individuals who are employed by the Company in an attorney position, and whose occupation during the one-year period following employment with the Company includes practicing law.

(iii) Post-employment Activity As a Lawyer – I acknowledge that as counsel to the
Company, I owe ethical and fiduciary obligations to the Company and that at least some of these obligations will continue even after my Termination Date with the
Company. I agree that after my Termination Date I will comply fully with all applicable ethical and fiduciary obligations that I owe to the Company. To the extent permitted by applicable law, including but not limited to any applicable rules governing attorney conduct, I agree that I will not:

a. Represent any client in the same or a substantially related matter in which I represented the Company where the client’s interests are materially adverse to the Company; or

b. Disclose confidential information relating to my representation of the Company, including the disclosure of information that is to the disadvantage of the Company, except for information that is or becomes generally known.

The Company’s Senior Vice President, General Counsel, and Corporate Secretary or the General Tax Counsel, as applicable, will determine in their discretion whether an individual is employed by the Company in an attorney position.

(b) Non-Solicit – Without the express written consent of the Senior Vice President, Chief Human Resources Officer of the Company, during the two-year period following the Termination Date, I will not (i) cause or attempt to cause, directly or indirectly, the complete or partial loss of any contract in effect before the Termination Date between the Company and any customer, supplier, distributor or manufacturer of or to the Company with which I was responsible, in whole or in part, for soliciting, negotiating, implementing, managing, or overseeing or (ii) induce or attempt to induce, directly or indirectly, any person who is an employee of the Company with whom I worked or interacted within two years prior to the Termination Date to cease employment with the Company in order to perform work or services for any entity other than the Company.

I acknowledge and agree that: (A) the enforcement of this PECA pursuant to Section 1(b)(i) is necessary to protect, among other interests, the Company’s trade secrets and other Confidential or Proprietary Information, as defined by Section 1(c); and (B) Section 1(b)(i) shall not apply to me if I am a resident of or work in California, or if I work and/or reside in any other state or jurisdiction that prohibits or otherwise bans such a covenant between the Corporation and me.

(c) Protection of Proprietary Information – Except to the extent required by law, following my Termination Date, I will have a continuing obligation to comply with the terms of any non-disclosure or similar agreements that I signed while employed by the Company committing to hold confidential the “Confidential or Proprietary Information” (as defined below) of the Company or any of its affiliates, subsidiaries, related companies, joint ventures, partnerships, customers, suppliers, partners, contractors or agents, in each case in accordance with the terms of such agreements. I will not use or disclose or allow the use or disclosure by others to any person or entity of Confidential or Proprietary Information of the Company or others to which I had access or that I was responsible for creating or overseeing during my employment with the Company. In the event I become legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or otherwise) to disclose any proprietary or confidential information, I will immediately notify the Company’s Senior Vice President, General Counsel and Corporate Secretary as to the existence of the obligation and will cooperate with any reasonable request by the Company for assistance in seeking to protect the information. All materials to which I have had access, or which were furnished or otherwise made available to me in connection with my employment with the Company shall be and remain the property of the Company. For purposes of this PECA, “Confidential or Proprietary Information” means trade secrets, as defined by the federal Defend Trade Secrets Act of 2016 and/or applicable state trade secret law, and

Sensitive Information within the meaning of CRX-015 (a copy of which has been made available to me), including but not limited to information that a person or entity desires to protect from unauthorized disclosure to third parties that can provide the person or entity with a business, technological, or economic advantage over its competitors, or which, if known or used by third parties or if used by the person’s or entity's employees or agents in an unauthorized manner, might be detrimental to the person’s or entity's interests. Confidential or Proprietary Information may include, but is not limited to:

(i) existing and contemplated business, marketing and financial business information such as business plans and methods, marketing information, cost estimates, forecasts, financial data, cost or pricing data, bid and proposal information, customer identification, sources of supply, contemplated product lines, proposed business alliances, and information about customers and competitors,

(ii) existing and contemplated technical information and documentation pertaining to technology, know how, equipment, machines, devices and systems, computer hardware and software, compositions, formulas, products, processes, methods designs, specifications, mask works, testing or evaluation procedures, manufacturing processes, production techniques, research and development activities, inventions, discoveries, and improvements, and

(iii) human resources and personnel information.

(d) No disparagement – Following the Termination Date, I will not make any statements, whether verbal or written, that disparage or reasonably may be interpreted to disparage the Company or its directors, officers, employees, technology, products or services with respect to any matter whatsoever.

(e) Cooperation in Litigation and Investigations - Following the Termination Date, I will, to the extent reasonably requested, cooperate with the Company in any pending or future litigation (including alternative dispute resolution proceedings) or investigations in which the Company or any of its subsidiaries or affiliates is a party or is required or requested to provide testimony and regarding which, as a result of my employment with the Company, I reasonably could be expected to have knowledge or information relevant to the litigation or investigation. Notwithstanding any other provision of this PECA, nothing in this PECA shall affect my obligation to cooperate with any governmental inquiry or investigation or to give truthful testimony in court.

(f) Communications with Regulatory Authorities – Nothing in this PECA prohibits or restricts me (or my attorney) from initiating communications directly with, responding to an inquiry from, or providing testimony before the Securities and Exchange Commission or any other federal or state regulatory authority regarding a possible securities law violation.

(g) Notice under the Defend Trade Secrets Act and NLRA – Notwithstanding anything in this PECA to the contrary:

(i) I will not be held criminally or civilly liable under any federal or state trade secret law for any disclosure of a trade secret that is made: (1) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney and solely for the purpose of reporting or investigating a suspected violation of law; or (2)
in a complaint or other document that is filed under seal in a lawsuit or other proceeding.

(ii) If I file a lawsuit for retaliation by the Company for reporting a suspected violation of law, I may disclose the Company’s trade secrets to my attorney and use the trade secret information in the court proceeding if I (1) file any document containing the trade secret under seal; and (2) do not disclose the trade secret, except pursuant to court order.

(iii) Nothing in this PECA in any way prohibits or is intended to restrict or impede, and shall not be interpreted or understood as restricting or impeding, me from exercising my rights under Section 7 of the National Labor Relations Act (NLRA).

2. Consideration and Release of Claims. I acknowledge and agree that the Severance Payment being made to me is in addition to the payments or benefits that otherwise are or would be owed to me by the Company and that the Severance Benefit being provided to me is in consideration for my entering into this PECA and the Release of Claims attached to this PECA. I acknowledge that the scope and duration of the restrictions in Section 1 are necessary to be effective and are fair and reasonable in light of the value of the payments being made to me. I further acknowledge and agree that as a result of the high level executive and management positions I have held within the Company and the access to and extensive knowledge of the Company's Confidential or Proprietary Information, employees, suppliers and customers, these restrictions are reasonably required for the protection of the Company's legitimate business interests, including, but not limited to, the Company’s Confidential or Proprietary Information.

3. Remedies For Breach of Section 1; Additional Remedies of Clawback and Recoupment.

(a) I agree, upon demand by the Company, to repay the Severance Payment to the Company in the event any of the following occur:

(i) I breach any of the covenants in Section 1;

(ii) The Company determines that either (a) my intentional misconduct or gross negligence, or (b) my failure to report another person’s intentional misconduct or gross negligence of which I had knowledge during the period I was employed by the
Company, contributed to the Company having to restate all or a portion of its financial statements filed for any period with the Securities and Exchange Commission;

(iii) The Company determines that I engaged in fraud, bribery or any other illegal act or that my intentional misconduct or gross negligence (including the failure to report the acts of another person of which I had knowledge during the period I was employed by the Company) contributed to another person’s fraud, bribery or other illegal act, which in any such case adversely affected the Company’s financial position or reputation;

(iv) The Company determines that my intentional misconduct or gross negligence caused severe reputational or financial harm to the Company;

(v) The Company determines that I misappropriated Confidential or Proprietary
Information, as defined in Section 1(c), and I (A) intended to use the misappropriated Confidential or Proprietary Information to cause severe reputational or financial harm to the Company or (B) used the misappropriated Confidential or
Proprietary Information in a manner that caused severe reputational or financial harm to the Company; or

(vi) Under such other circumstances specified by final regulation issued by the
Securities and Exchange Commission entitling the Company to recapture or clawback the Severance Payment.

(b) The remedy provided in Section 3(a) shall not be the exclusive remedy available to the Company for any of the conduct described in Section 3(a) and shall not limit the Company from seeking damages or injunctive relief. For purposes of Section 3(a), a determination by the Company means a determination by a review committee consisting of the Senior Vice President, Chief Human Resources

Officer, the Senior Vice President, Ethics and Enterprise Assurance, and the Senior Vice President, General Counsel and Corporate Secretary (the “Review Committee”).

4. Injunctive Relief. I acknowledge that the Company’s remedies at law may be inadequate to protect the Company against any actual or threatened breach of the provisions of Section 1 or the conduct described in Section 3(a), and, therefore, without prejudice to any other rights and remedies otherwise available to the Company at law or in equity (including but not limited to, an action under Section 3(a), the Company shall be entitled to injunctive relief in its favor and to specific performance without proof of actual damages and without the requirement of the posting of any bond or similar security.

5. Invalidity; Unenforceability. It is the desire and intent of the parties that the provisions of this PECA shall be enforced to the fullest extent permissible. The covenants in each section of this PECA are independent of any other provisions of this PECA. Each term in this PECA constitutes a separate covenant between the parties, and each term is fully severable from any other term. The parties agree if any particular paragraphs, subparagraphs, phrases, words, or other portions of this PECA are determined by an appropriate court to be invalid or unenforceable as written, they shall be modified as necessary to comport with the reasonable intent and expectations of the parties and in favor of providing reasonable protection to all of the Company’s legitimate business interests, and such modification shall not affect the remaining provisions of this PECA, or if they cannot be modified to be made valid or enforceable, then they shall be severed from this PECA, and all remaining terms and provisions shall remain enforceable.

6. Definitions. Capitalized terms not defined in this PECA have the meaning given to them in the Severance Plan, as applicable. For purposes of this PECA, the following terms have the meanings given below:

(a) “Restricted Company” means The Boeing Company, General Dynamics Corporation, Northrop Grumman Corporation, the Raytheon Technologies Corporation, Honeywell International Inc., BAE Systems Inc., L3Harris Technologies, Inc., Thales, Airbus Group, Inc., Textron, Inc., Leonardo SpA, Leidos Holdings, Inc., Space Exploration Technologies Corp., and (i) any entity directly or indirectly controlling, controlled by, or under common control with any of the foregoing, and (ii) any successor to all or part of the business of any of the foregoing as a result of a merger, reorganization, consolidation, spin-off, split-up, acquisition, divestiture, or similar transaction, or as a result of a name change, and (iii), if the box at the beginning of this paragraph is checked, any entity or business identified in Addendum A to this PECA.

(b) “Competitive Products or Services” means products or services that compete with, or are an alternative or potential alternative to, products sold or services provided by a subsidiary, business area, division or operating unit or business of the Company as of the Termination Date and at any time within the two-year period ending on the Termination Date; provided, that, (i) if I had direct responsibility for the business of, or function with respect to, a subsidiary, or for a business area, division or operating unit or business of the Company at any time within the two-year period ending on the Termination Date, Competitive Products or Services includes the products so sold or the services so provided during that two-year period by the subsidiary, business area, division or operating unit of the Company for which I had responsibility, and (ii) if I did not have direct responsibility for the business of, or function with respect to, a subsidiary, or for a business area, division or operating unit or business of the Company at any time within the two-year period ending on the Termination Date, Competitive Products or Services includes the products so sold or the services so provided by a subsidiary, business area, division or operating unit of the Company for which I had access (or was required or permitted such access in the performance of my duties or responsibilities with the Company) to Confidential or Proprietary Information of the Company at any time during the two-year period ending on the Termination Date.

7. Miscellaneous

(a) The Severance Plan, this PECA with the attached Release of Claims constitute the entire agreement governing the terms of the Severance Payment and supersede all other prior agreements and understandings, both written and oral, between me and the Company or any employee, officer or director of the Company concerning payments on account of my termination of employment.

(b) This PECA shall be governed by Maryland law, without regard to its provisions governing conflicts of law. Any enforcement of, or challenge to, this PECA may only be brought in the United States District Court for the District of Maryland, unless it is determined that such court does not have subject matter jurisdiction, in which case any such enforcement or challenge must be brought in the Circuit Court of Montgomery County in the State of Maryland. Both parties consent to the proper jurisdiction and venue of such court, as applicable, for the purpose of enforcing or challenging this PECA. This Section 7(b) shall not apply to residents of California.

(c) This PECA shall inure to the benefit of the Company’s successors and assigns and may be assigned by the Company without my consent.

(d) The restrictive covenants and other terms in this PECA are to be read consistent with the terms of any other restrictive covenants or other agreements that I have executed with the Company; provided, however, to the extent there is a conflict between/among such agreements, such agreements shall be construed as providing the broadest possible protections to the Company, even if such construction would require provisions of more than one such agreement to be given effect.

SIGNED this _____ day of ____________________, 2___.
_________________________________
(Signature)

__________________________________
(Printed Name)

__________________________________
(Title)
FOR LOCKHEED MARTIN CORPORATION:
_________________________________
(Signature)

__________________________________
(Printed Name)

__________________________________
(Title)

______________________ ____________
(Date)

NOTE: HRBP must scan and upload the executed PECA (and Addendum A, if applicable) to the Executive Action System in order for payments to be processed.

If Addendum A is applicable, be sure to check the box at the beginning of Section 6(a) of the PECA and have Legal review Addendum A.

Addendum A
Additional “Restricted Companies” For Purposes of Section 6(a) of the PECA

Entity Name	Description of the Competitive Business